First Eagle High Yield Municipal Completion Fund
Schedule of Investments
January 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Municipal Bonds - 103.8%
Arizona 2.8%
Industrial Development Authority of the City of Phoenix Arizona (The),
Downtown Phoenix Student Housing II LLC, Revenue, Series 2019 A, 5.00%, 07/01/2059	460,000	433,787

California 6.5%
Kaweah Delta Health Care District Guild,
Revenue, Series 2015 B, 4.00%, 06/01/2045	455,000	369,505
San Francisco City & County Airport Comm-San Francisco International Airport,
Revenue, Second Series, AMT, Series 2019 E, 5.00%, 05/01/2050 (a)	150,000	151,113
San Jacinto Unified School District,
GO, Series 2025, 4.13%, 08/01/2055 (a)	500,000	481,414
		1,002,032
Colorado 3.2%
Colorado Health Facilities Authority,
BSLC Obligated Group, Revenue, Second Tier, Refunding, Series 2018 B, 5.00%, 09/15/2053	100,000	90,166
Foster Farm Business Improvement District,
GO, Series 2025 A, 0.00%, 12/01/2055 (b)(c)	575,000	400,725
		490,891
Connecticut 2.4%
Connecticut State Health & Educational Facilities Authority,
University of Hartford (The), Revenue, Refunding, Series N, 4.00%, 07/01/2049	10,000	7,516
Stamford Housing Authority,
TJH Senior Living LLC Obligated Group, Revenue, Refunding, Series 2025 A, 6.25%, 10/01/2060	350,000	350,522
		358,038
Florida 5.2%
Capital Trust Authority,
AcadeMir Charter School Middle & Preparatory Academy Obligated Group, Revenue, Refunding, Series 2024 A, 5.25%, 06/01/2064 (b)	250,000	218,048
KIPP Miami Obligated Group, Revenue, Refunding, Series 2024 A, 6.13%, 06/15/2060 (b)	195,000	197,827
Florida Local Government Finance Commission,
Life Care ET, Inc., Revenue, Series 2025 A, 0.00%, 12/01/2030 (b)(c)	150,000	153,347
Miami-Dade County Industrial Development Authority,
AcadeMir Charter School Middle & Preparatory Academy Obligated Group, Revenue, Series 2022 A, 5.25%, 07/01/2052 (b)	250,000	224,961
		794,183
Georgia 4.0%
Atlanta Development Authority (The),
PRG - CAU Properties LLC, Revenue, Series 2025 A, 6.00%, 07/01/2055 (b)	250,000	257,581
Savannah Georgia Convention Center Authority,
Revenue, Series 2025 B, 6.00%, 06/01/2050 (b)	350,000	345,535
		603,116
Illinois 13.8%
Chicago Board of Education,
GO, Refunding, Series 2017 A, 7.00%, 12/01/2046 (b)	500,000	512,633
City of Chicago,
GO, Series 2019 A, 5.50%, 01/01/2049	400,000	401,247
City of Galesburg,
Knox College/Illinois, Revenue, Refunding, Series 2021 A, 4.00%, 10/01/2046	600,000	473,720
Illinois Finance Authority,
Illinois Institute of Technology, Revenue, Refunding, Series 2019, 5.00%, 09/01/2038	130,000	128,071
Plymouth Place Obligated Group, Revenue, Series 2022 A, 6.75%, 05/15/2058	140,000	146,672

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund
Schedule of Investments
January 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Illinois
Schaumburg Cook & DuPage Counties,
Tax Allocation, Series 2025, 6.13%, 12/30/2038 (b)	440,000	444,579
		2,106,922
Indiana 2.2%
Indiana Finance Authority,
Global Preparatory Academy, Inc. Obligated Group, Revenue, Series 2025 A, 6.38%, 10/15/2060 (b)	250,000	249,537
Lutheran University Association, Inc. (The), Revenue, Series 2014, 5.00%, 10/01/2039	15,000	14,729
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 3.25%, 10/01/2033	10,000	8,834
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 5.00%, 10/01/2036	10,000	10,004
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 3.50%, 10/01/2037	20,000	16,969
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 5.00%, 10/01/2038	40,000	39,629
		339,702
Iowa 2.0%
City of Coralville,
COP, Series 2016 E, 3.38%, 06/01/2036	5,000	4,212
Revenue, Refunding, Series 2017 D-1, 4.00%, 05/01/2037	40,000	35,369
Iowa Finance Authority,
Lifespace Communities, Inc. Obligated Group, Revenue, Refunding, Series 2024 A, 5.13%, 05/15/2059	300,000	281,758
		321,339
Kansas 0.4%
City of Wichita,
Presbyterian Manors Obligated Group, Revenue, Refunding, Series 2019 III, 5.00%, 05/15/2050	70,000	59,231

Missouri 2.5%
Citizens Memorial Hospital District,
Revenue, Series 2024 D, 6.75%, 02/01/2053	75,000	74,707
County of Boone,
Boone County Hospital, Revenue, Refunding, Series 2016, 4.00%, 08/01/2038	400,000	309,058
		383,765
Montana 0.8%
Montana Facility Finance Authority,
Montana Children's Home and Hospital, Revenue, Series 2020 A, 4.00%, 07/01/2050	165,000	120,644

New Hampshire 0.8%
New Hampshire Business Finance Authority,
Moonlight Bend Municipal Utility District, Revenue, Series 2025, 0.00%, 12/01/2035 (b)(d)	250,000	128,556

New Jersey 2.1%
New Jersey Educational Facilities Authority,
Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F, 3.75%, 07/01/2037	20,000	15,223
New Jersey Transportation Trust Fund Authority,
State of New Jersey, Revenue, Series 2025 AA, 5.00%, 06/15/2055 (a)	300,000	308,358
		323,581
New York 8.2%
New York Counties Tobacco Trust IV,
Revenue, Series 2005 A, 5.00%, 06/01/2045	840,000	655,013
Onondaga Civic Development Corp.,
Crouse Health Hospital, Inc. Obligated Group, Revenue, Refunding, Series 2024 A, 5.13%, 08/01/2044	500,000	472,775

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund
Schedule of Investments
January 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
New York
Westchester County Local Development Corp.,
Westchester County Health Care Corp. Obligated Group, Revenue, Refunding, Series 2016, 3.75%, 11/01/2037	135,000	116,383
		1,244,171
Ohio 9.1%
County of Lucas,
Genacross Lutheran Services Obligated Group, Revenue, Refunding, Series 2025, 6.75%, 11/01/2030 (e)(f)	100,000	100,682
County of Washington,
Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2022, 6.75%, 12/01/2052	175,000	179,820
Ohio Housing Finance Agency,
Green Oaks of Canal Winchester LLC, Revenue, Series 2025 A, 6.30%, 01/01/2045	300,000	305,719
Green Oaks of Holland LLC, Revenue, Series 2025 A, 6.30%, 01/01/2045	300,000	305,719
Southeastern Ohio Port Authority,
Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2015, 5.50%, 12/01/2043	500,000	489,685
		1,381,625
Pennsylvania 4.4%
Berks County Industrial Development Authority,
Tower Health Obligated Group, Revenue, Refunding, Series 2017, 3.75%, 11/01/2042	20,000	12,828
Tower Health Obligated Group, Revenue, Refunding, Series 2017, 4.00%, 11/01/2047	50,000	32,305
Berks County Municipal Authority (The),
Tower Health Obligated Group, Revenue, Series 2024 B-1, 0.00%, 06/30/2044 (c)	825,000	589,117
DuBois Hospital Authority,
Penn Highlands Healthcare Obligated Group, Revenue, Refunding, Series 2018, 4.00%, 07/15/2048	15,000	11,492
Penn Highlands Healthcare Obligated Group, Revenue, Refunding, Series 2018, 5.00%, 07/15/2048	25,000	22,065
Lancaster County Hospital Authority,
Moravian Manors Obligated Group, Revenue, Series 2019 A, 4.00%, 06/15/2044	25,000	20,267
		688,074
Rhode Island 4.0%
Rhode Island Health and Educational Building Corp.,
Properties LLC, Revenue, AG Insured, Series 2025 B, 5.63%, 07/01/2065	600,000	614,794

South Carolina 3.8%
South Carolina Jobs-Economic Development Authority,
Connexion Communities Obligated Group, Revenue, Series 2025 A1, 6.75%, 10/15/2060 (b)	430,000	431,888
Libertas Academy Woodruff, Revenue, Series 2025 A, 7.25%, 08/15/2065 (b)	150,000	155,553
		587,441
Tennessee 0.2%
Shelby County Health Educational & Housing Facilities Board,
Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2013 A, 5.38%, 09/01/2041	30,000	26,247

Texas 16.5%
City of Celina,
Legacy Celina Public Improvement District, Special Assessment, Series 2025, 6.13%, 09/01/2055	635,000	624,724
City of Justin,
Timberbrook Public Improvement District No. 2 Impt Area No. 2, Special Assessment, Series 2025, 6.00%, 09/01/2055 (b)	300,000	300,303
Greater Texas Cultural Education Facilities Finance Corp.,
Texas Biomedical Research Institute, Revenue, Series 2024 A, 5.25%, 06/01/2054	500,000	452,560

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund
Schedule of Investments
January 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Texas
Hunt Memorial Hospital District Charitable Health,
GO, Refunding, Series 2020, 3.00%, 02/15/2040	65,000	53,608
New Hope Cultural Education Facilities Finance Corp.,
Sanctuary LTC LLC, Revenue, Series 2021 A-1, 5.50%, 01/01/2057	500,000	458,733
SLF CHP LLC, Revenue, Series 2025 A, 6.50%, 07/01/2056 (b)	450,000	443,174
Nolan County Hospital District,
GO, Series 2014, 4.00%, 08/15/2037	220,000	187,638
		2,520,740
Vermont 0.2%
East Central Vermont Telecommunications District,
Revenue, Series 2016 A, 5.00%, 12/01/2035 (b)	5,000	5,000
Revenue, Refunding, Series 2017 A, 6.13%, 12/01/2040 (b)	20,000	20,012
		25,012
Washington 2.2%
Washington State Housing Finance Commission,
Spokane International Academy, Revenue, Series 2021 A, 5.00%, 07/01/2050 (b)	400,000	344,348

West Virginia 0.4%
West Virginia Hospital Finance Authority,
Cabell Huntington Hospital Obligated Group, Revenue, Refunding, Series 2018 A, 5.00%, 01/01/2043	40,000	37,626
Cabell Huntington Hospital Obligated Group, Revenue, Refunding, Series 2018 A, 4.13%, 01/01/2047	35,000	27,420
		65,046
Wisconsin 6.1%
Public Finance Authority,
CFC-SA LLC, Revenue, Series 2022 B, 6.00%, 02/01/2062 (b)	200,000	205,176
Queens University of Charlotte, Revenue, Refunding, Series 2022 A, 4.75%, 03/01/2052	30,000	27,176
Sarpy County Sanitary & Improvement District No. 376, Special Assessment, Series 2024 A, 7.00%, 09/16/2030 (b)	500,000	501,044
SR 400 Peach Partners LLC, Revenue, Senior Lien, AMT, Series 2025, 5.75%, 06/30/2060	150,000	155,341
Wisconsin Health & Educational Facilities Authority,
Chiara Communities, Inc., Revenue, Series 2018 B, 4.25%, 07/01/2033	50,000	49,109
		937,846
Total Municipal Bonds (Cost $15,653,754)		15,901,131

Investments	Shares	Value ($)
Short-Term Investments - 0.0%(g)

Investment Companies - 0.0%(g)
JPMorgan US Government Money Market Fund 3.65% (h) (Cost $2,950)	2,950	2,950

Total Investments - 103.8% (Cost $15,656,704)		15,904,081
Floating Rate Note Obligations - (4.9%)(i)		(745,000)
Other assets less liabilities - 1.1%		169,467
Net Assets - 100.0%		15,328,548

(a)	All or a portion of the principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB residuals and cash.
(b)	Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at January 31, 2026 amounted to $5,539,827, which represents approximately 36.14% of net assets of the Fund.
(c)	Zero coupon bond until next reset date.
(d)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of January 31, 2026.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on January 31, 2026.
(g)	Represents less than 0.05% of net assets.
(h)	Represents 7-day effective yield as of January 31, 2026.
(i)	Face value of Floating Rate Notes issued in TOB transactions.

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund
Schedule of Investments
January 31, 2026 (unaudited)

Abbreviations
AMT	Alternative Minimum Tax
GO	General Obligation

Percent of Net
Industry Diversification for Portfolio Holdings	Assets
Hospital	18.7%
Continuing Care Retirement Community	10.6
Special Assessment Financing	9.3
Charter School	9.1
Student Housing	8.5
School District	6.5
Higher Education	4.8
Tobacco Master Settlement Agreement	4.3
State Multi-Family Housing	4.0
Economic/Industrial Development	3.6
Assisted Living	3.5
Nursing Home	3.0
Not-For-Profit Research Organization	2.9
Tax Increment Financing	2.9
General Obligation	2.6
General Obligation District (Other)	2.6
Appropriation	2.3
General Obligation Hospital/Health District	1.6
Toll Highway/Bridge/Tunnel	1.0
Airport	1.0
General Revenue Tax-Guaranteed	0.8
Telecom	0.2
Short-Term Investments	0.0 *
Total Investments	103.8%

* Less than 0.05%

See Notes to Schedule of Investments.	(Continued)

Notes to Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle High Yield Municipal Completion Fund (the “Fund”) is a newly-organized, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its shares of beneficial interest. The Fund is a series of First Eagle Completion Fund Trust (the “Trust”) which was organized as a Delaware statutory trust on March 10, 2025, pursuant to a Declaration of Trust governed by the laws of the State of Delaware.

The Fund’s primary investment objective is to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax.

The Fund currently offers one class of shares.

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). A controlling interest in First Eagle Holdings is owned by funds managed by Genstar Capital, LLC.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)	Investment Valuation — The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Fund’s securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models, and assumptions for its evaluated prices.

Inverse Floaters are evaluated using a third party model that takes into account the evaluated price of the underlying bond, leverage factors, gain share and floating rate levels.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value.

These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees (the “Board”). The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of January 31, 2026:

Description†	Level 1	Level 2	Level 3‡	Total
Assets:
Municipal Bonds	$—	$15,901,131	$—	15,901,131
Short-Term Investments	2,950	—	—	2,950
Total	$2,950	$15,901,131	$—	15,904,081

† See Schedule of Investments for additional detailed categorizations.

‡ Value determined using significant unobservable inputs.

b)	Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions (as defined below). Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund relies on the Limited Derivatives User Exception.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when issued or forward-settling securities (e.g., firm and standby commitments, including to-be- announced (“TBA”) commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

c)	Tender Option Bonds — Inverse floating rate interests (“Inverse Floaters”) are issued in connection with municipal tender option bond (“TOB”) financing transactions (secured borrowing) to generate leverage for the Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Fund also may purchase Floaters issued by a TOB Trust. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short- term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for the Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments inInverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts.

The Fund may invest in Inverse Floaters on a non-recourse or recourse basis. If the Fund invests in an Inverse Floater on a recourse basis, the Fund will be required to reimburse the liquidity provider of a TOB Trust for any shortfall between the liquidation value of the underlying security and the principal amount of the Floaters in the event the Floaters cannot be successfully remarketed and the Fund could suffer losses in excess of the amount of its investment in the Inverse Floater.

The Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “All or portion of principal amount transferred to a TOB Issuer in exchange for TOB Residuals and cash.” with the Fund recognizing as liabilities, labeled “Payable for Floating Rate Note Obligation” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Accrued interest and dividends receivable” and “Interest expense and fees payable” on the Statement of Assets and Liabilities, respectively.

As of January 31, 2026, the aggregate value of Floaters issued by the Fund’s TOB Trusts were as follows:

Floating Rate Obligations:
First Eagle High Yield Municipal Completion Fund	$745,000

For the period ended January 31, 2026, the average amount of Floaters outstanding and the average annual interest rates and fees related to Inverse Floaters, were as follows:

	Average Floating	Average Annual
	Rate Obligations	Interest Rate
	Outstanding	and Fees
First Eagle High Yield Municipal Completion Fund	$745,000	2.42%